UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2019

ROLLINS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-4422	51-0068479
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2170 Piedmont Road, N.E., Atlanta, Georgia 30324

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (404) 888-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On April 30, 2019, Rollins, Inc. (“Rollins”), a Delaware corporation, through its wholly owned subsidiaries, completed the acquisition of the residential and commercial pest prevention business of Clark Pest Control of Stockton, Inc. Subject to post-closing adjustments, the purchase price paid for the acquisition is estimated to be approximately $412 million. The purchase price was negotiated at arms length.

Item 8.01.  Other Events.

On April 30, 2019, Rollins issued a press release, a copy of which is furnished as an exhibit to this Form 8-K, announcing completion of the acquisition described in Item 2.01.

Item 9.01.  Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

The financial statements required by Item 9.01(a) will be filed within the time period required by amendment of this Current Report.

(b)	Pro forma financial information.

The pro forma financial information required by Item 9.01(b) will be filed within the time period required by amendment of this Current Report.

(c)	Exhibits

Exhibit No.	Description
(10.1)+

Stock Purchase Agreement by and among Rollins, Inc., Clark Pest Control of Stockton, Inc., the Stockholders of Clark Pest Control of Stockton, Inc., the Principals and the Stockholders Representative incorporated herein by reference to exhibit (10.1)+ as filed with its Form 10-Q for the quarter ended March 31, 2019.

(10.2)+	Asset Purchase Agreement among King Distribution, Inc., a Delaware corporation, Geotech Supply Co., LLC, a California limited liability company, and Clarksons California Properties, a California limited partnership incorporated herein by reference to exhibit (10.2)+ as filed with its Form 10-Q for the quarter ended March 31, 2019.

(10.3)+	Real Estate Purchase Agreement by and between RCI – KING, INC., and Clarksons California Properties, a California limited partnership incorporated herein by reference to exhibit (10.3)+ as filed with its Form 10-Q for the quarter ended March 31, 2019.

99.1	Press release dated April 30, 2019.

+	Portions of this exhibit (indicated by asterisks) have been omitted.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Rollins, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROLLINS, INC.

Date: April 30, 2019	By:	/s/ Paul Edward Northen
	Name:	Paul Edward Northen
	Title:	Sr. Vice President, Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)

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